PROMISSORY NOTE

90,000.00                                               Dated as of July 1, 1998

      SECTION 1. General.

      1.1 PARADISE MUSIC & ENTERTAINMENT, INC., having an address at 53 West 23rd Street, New York, New York 10010 (referred to as the "Maker"), for value received, hereby promises to pay on or before the first anniversary of this Promissory Note (the "Maturity Date"), THOMAS EDELMAN, (hereinafter referred to as the "Holder" or "Payee"), or order, the principal amount of the outstanding balance of this Promissory Note together with interest on the unpaid balance of the principal amount hereof from time to time outstanding at the rate of one percent (1%) per month on the Maturity Date. Such interest shall accrue from the date hereof until the obligation of the Maker with respect to this Promissory Note shall be fully discharged, and be paid monthly commencing November 1, 1998, in arrears. Interest hereon shall be computed on the basis of a 360-day year. All payments of principal and interest on this Promissory Note shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

      1.2 The Maker shall have the right at any time, on ten (10) days' written notice, to prepay the whole (or at any time and from time to time to prepay any part) of the unpaid principal amount of this Promissory Note, without premium or penalty; provided, however, that interest on the principal amount hereof to be so prepaid accrued to the date of such prepayment shall be paid concurrently therewith.

      SECTION 2. Mandatory Prepayment; Conversion.

      2.1 Mandatory Prepayment. At any time after the Maker has received at least $600,000.00 in gross proceeds from a financing or financings (the "Initial Financing"), Maker shall promptly pay to the Holder of this Promissory Note the greater of (a) $45,000 in principal, or (b) the remaining principal balance hereof, in either case, together with any accrued and unpaid interest thereon through the date of such prepayment.

      2.2 Conversion. At any time that the Maker undertakes a private offering of its debt or equity securities (whether in one transaction or a series of transactions which together comprise an integrated securities offering, including the Initial Financing) (the "Private Placement"), the Holder of this Promissory Note may, at any time and from time to time, upon written notice, convert the unpaid principal amount of this Promissory Note together with all interest accrued thereon, into securities having terms, rights, preferences and priorities that are in all respects equivalent to those securities sold in the Private Placement. If the Company shall at any time by subdivision, combination or reclassification of securities or otherwise, change any of the securities into which this Promissory Note is convertible into a different number, the conversion price shall be adjusted accordingly. In the event that the Company merges with or into another corporation, the conversion price immediately prior to the merger shall remain unchanged and this Promissory Note shall be convertible into the equivalent securities of the surviving corporation based upon the conversion price.

      The holder of this Promissory Note may, at any time and from time to time, upon written notice, convert the unpaid principal amount of this Promissory Note together with all interest accrued thereon into shares of the Company's Common Stock at the price per share of $2 7/8ths per share. If the Company shall at any time by subdivision, combination or reclassification of securities or otherwise, change any of


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the securities into which this Promissory Note is convertible into a different number, the conversion price shall be adjusted accordingly. In the event that the Company merges with or into another corporation, the conversion price immediately prior to the merger shall remain unchanged and this Promissory Note shall be convertible into shares of Common Stock of the surviving corporation based upon the conversion price.

      SECTION 3. Non-Negotiability of Promissory Note.

      This Promissory Note shall not be transferred, assigned, conveyed or negotiated by the Holder without the consent of the Maker, such consent not to be unreasonably withheld

      SECTION 4. Events of Default and Remedies.

      4.1 The entire principal amount of this Promissory Note together with all accrued interest hereon, at the option of the Holder hereof exercised by written notice to the Maker at its address then in effect or as set forth herein, shall forthwith become and be due and payable if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operational law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administration or governmental body) and be continuing at the time of such notice, that is to say:

            (a) if default shall be made in the due and punctual payment of the principal or interest of this Promissory Note when and as the same shall become due and payable, whether on the Maturity Date, by acceleration or otherwise, and such default shall have continued for a period of fifteen (15) days. During any period in which the Maker is in default pursuant to this subsection (a), additional interest shall accrue at the penalty rate of one and one-half percent per (1 1/2%) month on the entire unpaid principal amount and accrued interest. A default under this Note can only be cured by a (i) waiver on the part of the Holder, or (ii) by paying the full unpaid principal amount, together with all accrued unpaid interest (including penalty interest) on this Note;

            (b) if the Maker shall: (i) admit in writing its inability to pay its debts generally as they become due; (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act; (iii) make an assignment for the benefit of creditors; (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property; (v) have a petition in bankruptcy filed against it, be adjudicated a bankrupt; or (vi) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable lay or statute of the Unites States of America or any State, district or territory thereof;

            (c) if a court of competent jurisdiction shall enter, except at the direct or indirect request of the Holder of this Promissory Note, an order, judgment, or decree appointing, without the consent of the Maker, a receiver of the Maker of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of the Maker under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof, and such order, judgment or decree shall not vacated or set aside or stayed within seventy-five (75) days from the date of entry thereof; or


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            (d) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Maker's assets or of the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within seventy-five (75) days from the date of assumption of such custody or control.

      4.2 In the case any one or more of the Events of Default specified is
Section 5.1 hereof shall have occurred and be continuing, the Holder of this Promissory Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Promissory Note, or the Holder of this Promissory Note may proceed to enforce the payment of all sums due upon this Promissory Note or to enforce any other legal or equitable right of the Holder of this Promissory Note.

      4.3 No remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

      4.4 No course of dealing between the Maker and the Holder or any delay on the part of the Holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of the Holder hereof.

      SECTION 5. Section Headings.

      The Section headings contained herein are for the purpose of convenience of reference only and are not intended to define or limit the contents of any such Section.

      SECTION 6. Severability.

      In the event that one or more of the provisions of this Promissory Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note, but his Promissory Note shall construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      SECTION 7. Governing Law.

      This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. The Maker and Payee hereby consent to the jurisdiction of the Federal and State Courts in and for the State of New York.

PARADISE MUSIC & ENTERTAINMENT, INC.


By /s/ John Loeffler
   --------------------------------
     John Loeffler, President & CEO


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